The New CNX: Non-Replicable Best-in-Class Appalachian E&P July 27, 2020 Exhibit 99.2

Cautionary Language Various statements in this presentation, including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of CNX and CNX Midstream, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to CNX and CNX Midstream and their stockholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the expectation that CNX votes the CNXM common units that it owns in favor of the proposed transaction; the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. When we use the words “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. While CNX and CNX Midstream believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on CNX, CNX Midstream and their customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of CNX’s or CNX Midstream’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the transaction; changes in safety, health, environmental and other regulations; the results of any reviews, investigations or other proceedings by government authorities; and the performance of CNX Midstream. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of CNX’s Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the three months ended March 31, 2020, each filed with the Securities and Exchange Commission (SEC), and any subsequent reports filed with the SEC. Currently, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible oil and gas reserves that a company anticipates as of a given date to be economically and legally producible and deliverable by application of development projects to known accumulations. We may use certain terms in this presentation, such as EUR (estimated ultimate recovery), that the SEC’s rules strictly prohibit us from including in filings with the SEC. We caution you that the SEC views such estimates as inherently unreliable and these estimates may be misleading to investors unless the investor is an expert in the natural gas industry. These measures are by their nature more speculative than estimates of reserves prepared in accordance with SEC definitions and guidelines and accordingly are less certain. No Offer or Solicitation. This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information Regarding the Transaction Will Be Filed With the SEC. In connection with the proposed transaction, CNX will file a registration statement on Form S-4, including a consent statement/prospectus of CNX and CNX Midstream, with the SEC. INVESTORS AND SECURITY HOLDERS OF CNX AND CNX MIDSTREAM ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A consent statement/prospectus will be sent to security holders of CNX Midstream in connection with the solicitation of consents from CNX Midstream unitholders. Investors and security holders may obtain a free copy of the consent statement/prospectus (when available) and other relevant documents filed by CNX and CNX Midstream with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the consent statement/prospectus and other relevant documents (when available) from www.cnx.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Participants in the Solicitation. CNX, CNX Midstream and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the proposed transaction. Information about these persons is set forth in CNX’s proxy statement relating to its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2020, and CNX Midstream’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2019, which were filed with the SEC on February 10, 2020 and April 27, 2020, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the consent statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

CNX Acquisition of CNX Midstream Partners LP

Transaction Overview

- ***CNX Resources to acquire all of the outstanding publicly-owned units of CNX Midstream in an all equity merger***
- Exchange ratio of 0.88 CNX shares per CNXM common unit
  - Represents a 15% premium to the 30-day average exchange ratio
  - Total consideration of $357MM, or $8.47 for each CNXM LP unit
- CNXM to become wholly owned subsidiary of CNX following merger
- CNXM unsecured notes and credit facility remain outstanding post-close
- CNX to vote its 53.1% ownership interest in favor of the transaction to meet required majority unitholder approval
- Target close fourth quarter 2020
- Simultaneous with the transaction announcement, CNXM declared a distribution of $0.50 per unit for Q2

Rationale and Benefits

- ✓ CNX solidified as lowest cost producer in Appalachian Basin
- ✓ Increased operational and financial flexibility to optimize cash flow allocation
- ✓ Enhanced free cash flow generation per share providing value to now a single class of equity holders
- ✓ Credit accretive transaction
- ✓ Simplified corporate structure with exit from a challenged MLP asset class

Transaction provides significant value for CNX and CNXM stakeholders, creating best-in-class E&P

Note: 30-day average exchange ratio calculated through July 24,2020. Consideration based on closing price of CNX shares on July 24, 2020.

CNX™

3

6 Reasons Why CNX is a Non-Replicable Best-In-Class E&P

1	**The Lowest Cost E&P Company**	▪ Production cash costs lowest in basin and declining over time ▪ Fully burdened cash costs expected to drop significantly over time ▪ Costs position drives basin leading cash margins
2	**Low Capital Intensity**	▪ Current F&D costs half of historical D&C DD&A ▪ Non-D&C capital (Midstream, Land, and Water) significantly reduced ▪ Low base decline rates of maintenance of production plan drives low capital
3	**Substantial Free Cash Flow[(1)]**	▪ >$3 billion in FCF[(1)] over 7-year plan ▪ Best-in-class FCF yield each year of 7-year plan ▪ CNXM transaction enhances cumulative FCF
4	**Strong Balance Sheet**	▪ Less than 1.5x leverage ratio in early 2023 ▪ Debt free in 2025 under current plan ▪ Interest cash costs decline materially
5	**Low-Risk Business Model**	▪ Projections use conservative, low NYMEX forward gas price assumptions ▪ Programmatic hedges de-risk revenues ▪ Deep core inventory extends well beyond 7-year plan period
6	**Growing Intrinsic Value per Share**	▪ Reduced cost of capital and total flexibility on capital allocation ▪ Substantial equity upside based on equity share of EV and/or cash flow yield ▪ CNX should command an M&A premium

(1) Non-GAAP measures. See appendix for definition.

4

1. The Lowest Cost E&P Company

Best-In-Class Production Cash Costs Trailing twelve months (TTM) includes forecasted Q2 2020 end for CNX and TTM as of Q1 2020 for peers. Peers include AR, COG, EQT, GPOR, RRC, SWN. For peers that net transportation costs from revenue, $0.35 per Mcfe has been added to Transportation, Gathering and Compression to estimate total production costs. TTM Production Cash Costs per Mcfe(1) The CNXM transaction lowered CNX’s production cash costs by ~$0.40 per Mcfe

Corporate Costs Decline Rapidly Over 7-Year Plan Royalty & Other Income includes royalties, 3rd party gathering income, FT sales, and 3rd party water revenue. Includes Other Operating Expenses. (1) (2)

Fully Burdened Cash Costs Under $0.90 Per Mcfe 2020E-2026E Average Prices $/MMBtu NYMEX $2.40 In Basin Price $1.95 CNX Realized Price ($/Mcf) $2.38 BTU Conversion (MMBtu/Mcf) 1.079 2020E-2026E Average Production Cash Costs (LOE, Taxes, Transportation, Gathering, and Compression) of $0.68/Mcfe Includes Interest, Unused FT and Processing, Idle Rig Fees, Other Cash Income (Expense), less 3rd Party Gathering and Other Operating Revenues. 30% reduction in fully burdened costs

2. Low Capital Intensity

Current F&D At Much Higher Capital Efficiency Than Historical D&C DD&A Average $/Ft $1,618 $1,386 $1,031 $1,024 $830 $750 Average Lateral 4,000 7,700 8,340 9,360 12,000 12,000 Average EUR/1,000’ (NRI to CNX) 1.34 1.84 2.15 2.24 2.4 2.4 TIL Count 143 100 47 41 34 Marcellus Well Cost ($/Mcfe) $1.20 $0.75 $0.48 $0.47 $0.35 $0.30 Marcellus Well Cost $ per Mcfe 75% reduction in Marcellus F&D costs DD&A ($ / Mcfe) Significant historical Marcellus F&D improvement Marcellus F&D expected to be $0.30 per Mcfe in long-term plan

Non-D&C: Midstream, Land, and Water Capital Drastically Reduced Significant past investments have created the infrastructure that support low cost MOP plan By 2021, midstream capital will primarily represent gathering line connections to planned pads; no major gathering trunk lines or compression projects needed under the MOP plan CNX’s extensive HBP acreage footprint requires minimal acreage acquisitions to execute the MOP plan Major water infrastructure projects in Southwest PA assets completed in 2019 Avg 2022E-2026E MOP non-D&C capital(1) equates to approximately $0.13 per Mcfe produced annually Non-D&C Capital Maintenance of production (MOP) non-D&C capital calculated as annual capital expenditures divided by annual production. Note this is not comparable to GAAP DD&A rates. This metric does not attribute value to assets developed in current year that will benefit future periods.

Low Base Decline Rate Drives Low Capital Intensity

Capital plan	
	2022E - 2026E (annual avg.)
TIL Count	~25
Net production (Bcfe)	~560
Capital Expenditures ($ in millions)	
Drilling & Completion	~$230
Non-D&C	~$70
PF Total Capital	~$300

As PDPs build over time, base decline shallows to average ~20% in 2022E-2026E

Fewer TILs required to keep production flat Y-o-Y

Illustrative Example of PDP/TIL Build Overtime



40%
35%
30%
25%
20%
15%
10%
2019
2020E
2021E
2022E
2023E
2024E
2025E
2026E
PDP Base
Rolling PDP Adds
Annual TIL Volumes
Base Decline

12

3. Substantial Free Cash Flow

Why CNX Generates >$3 Billion Over 7-Year Plan

2022E-2026E Fully Burdened Costs



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$ / Mcfe
CNX Expected Realized Price: $2.32 / Mcfe
$0.67
Corp & Other (Incl. SG&A)
$0.24
Interest
$0.08
($0.12)
$0.54
Non-D&C: $0.13
$1.41
CNX Cash Production Expense
Corp & Other, Interest Expense
Non-gas Income
MoP Capex(1)
Fully Burdened Net Costs

LOE, Ad Valorem, Transportation, Gathering and Compression

Corp & Other Includes Unused FT/Processing, Idle Rig

3rd Party Midstream Revenue, Resold FT and Water Revenue

$300MM to hold 560 Bcfe flat 2022E-2026E

2022E-2026E Average Prices	
$/MMBtu	
NYMEX	$2.44
In Basin Price	$1.99
CNX Realized Price ($/Mcfe)	$2.32
BTU Conversion (MMBtu/Mcf)	*1.078*

Best-in-class cash margins of ~65% excluding MOP capital charge and ~40% including capital charge

$0.91/Mcfe Margin X 560 Bcfe = ~$515MM

CNX™

(1) *Maintenance of production (MOP) $/Mcfe calculated as annual capital expenditures divided by annual production. Note this is not comparable to GAAP DD&A rates or F&D rates. This metric does not attribute value to volumes developed in the current year that will be produced in future periods.*

14

Note: NYMEX as of 7/8/2020. Non-GAAP measures. See appendix for definition. Free Cash Flow Yield is a non-GAAP measure and defined as (Operating Cash flow – Capex) / Current Market Capitalization. Based on 224.5 million shares outstanding pro forma for the transaction. Share price as of 7/17/2020. Cumulative Free Cash Flow(1) 2020E-2026E >$3 billion of cumulative FCF over 7-year plan (1) CNX Pro Forma Market Cap (2) CNX Pro Forma Debt Substantial Cumulative Free Cash Flow and Yield

4. Strong Balance Sheet

Note: Long-term debt principal amounts only, excludes premiums, discounts, and debt issuance costs. (1) Non-GAAP measures. See appendix for definition. E&P Debt Maturities Midstream Debt Maturities Consolidated Debt Maturities PF FCF(1) Cumulative PF FCF $ in millions Strong Balance Sheet and Near-Term Maturities Easily Addressable

Hedge book and maintenance of production (MOP) plan sets clear path to <1.5x net debt / EBITDAX by early 2023 Over $1.8 billion in investable cash from 2023E-2026E, once we get to 1.5x leverage in early 2023 PF Liquidity of $1.45 billion All debt could be paid off in 2025 Leverage Significantly Reduced Over 7-Year Plan Significant Reduction to Leverage Ratio Driven By Free Cash Flow Note: NYMEX as of 7/8/2020.

5. Low-Risk Business Model

Low-Risk Business Model Conservative assumptions using NYMEX forward prices Best-in-class hedge book with long-duration basis hedges Best-in-class cost structure allows programmatic hedging to continue Our 7-Year FCF plan uses the gas forward strip, conservative cost assumptions, and activity in proven areas; this yields a low risk +$3 billion FCF plan Revenue Operational Business Plans High NRIs and HBP result in Tier 1 land position Deep core inventory: Proven SWPA Marcellus and CPA Utica 1 rig/1 frac crew FCF plan assumes already achieved capital efficiency Limited FT agreements and lease expirations allow flexibility Low cost structure allows us to continue to hedge and lock in returns Strong balance sheet allows us to solve for IRRs, not production

Best Downside Protection in the E&P Space

2021E[1] Hedged Gas Production



104%
$2.94
$2.80
87%
NYMEX Strip $2.64 in 2021
$2.48
$2.49
$2.46
$2.36
49%
37%
26%
18%
0%
100 %
80 %
60 %
40 %
20 %
0 %
% of Consensus Prod. Hedged
$ 3.00
$ 2.90
$ 2.80
$ 2.70
$ 2.60
$ 2.50
$ 2.40
$ 2.30
$ 2.20
$ 2.10
$ 2.00
Price Floor
Peer 1
CNX
Peer 3
Peer 2
Peer 5
Peer 4
Peer 6
2021 % of Production Hedged
2021 Average NYMEX Price Floor

2022E[1] Hedged Gas Production



63%
$2.85
$2.48
NYMEX Strip $2.46 in 2022
29%
$2.37
$2.35
17%
10%
0%
0%
0%
60 %
40 %
20 %
0 %
% of Consensus Prod. Hedged
$ 3.00
$ 2.90
$ 2.80
$ 2.70
$ 2.60
$ 2.50
$ 2.40
$ 2.30
$ 2.20
$ 2.10
$ 2.00
Price Floor
CNX
Peer 1
Peer 3
Peer 2
Peer 4
Peer 5
Peer 6
2022 % of Production Hedged
2022 Average NYMEX Price Floor

~38% of 2023[1] production hedged under maintenance scenario at $2.81 NYMEX

vs.

~1% for peers at $2.40 NYMEX

~34% of 2024[1] production hedged under maintenance scenario at $2.90 NYMEX

vs.

~0% for peers

CNX™

Note: Peers include AR, COG, EQT, GPOR, RRC, SWN. As of Q1 2020 for CNX and as of Q4 2019 for peers. NYMEX as of 7/8/2020. CNX hedge price per Mcf and per MMBtu for peers.

(1) Based on Bloomberg consensus estimates for 2021E and 2022E annual gas production. CNX 2021 % of production hedged based on company estimate of dry gas production. CNX 2022-2024 % of gas production hedged based on flat production scenario with 2021.

21

CNX Acreage Position Remains Top-Tier in Appalachia

Appalachian Peer Group Net Acres



1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
CNX
Peer 2
Peer 4
Peer 1
Peer 3
Peer 5
Peer 6

CNX SWPA Central Marcellus Locations[1]



Pennsylvania
CPA
OH
Ohio
SWPA
WV
West Virginia

SWPA Tier 1 Undeveloped Acres	53,700
Divided by	
Acres per well	164
Equals	
Total Undrilled Locations[1]	365
Average wells TIL	25
Years Inventory remaining	~15

Assuming a run rate of 25 SWPA Central Marcellus TILs per year:

SWPA Marcellus inventory to stay at MOP production for 15 years

CNX maintains ~12 years of additional inventory in Shirley/Pens WVa., assuming 1 pad per year

CNX maintains ~25 years of additional Marcellus inventory in CPA South, along with 20 years of Utica inventory

2022 and beyond MOP plan only needs 25 TIL's per year on average going forward

CNX's controlled acres are:

- 87% NRI vs. 80% peer avg.
- 91% HBP
- 6% developed

CNX™

Source: Company reports. Peers include AR, COG, EQT, GPOR, RRC, SWN.
*Note: Locations calculated by dividing total controlled acreage in type curve region by the area of a well (9,500' lateral length * 750' inter-lateral spacing). Any incremental leasing and associated land leasing capital spend would increase the number of undeveloped locations.*
(1) Includes 6,000 acres that CNX expects to acquire in 2020.

22

6. Growing Intrinsic Value Per Share

Illustrative CNX Firm Value Composition Over Time(1) CNX Implied Share Price Over Time(1) Note: 2020E total long-term net debt as of second quarter 2020, includes current portion, less remaining expected free cash flow of approximately $150 million. Assumes initial CNX market value and firm value as of 7/17/2020, pro forma based on 224.5 million shares outstanding for the transaction. CNX firm value held constant, and consolidated free cash flow is used to paydown debt. $ in millions Doesn’t assume any share buybacks, new capital deployment, increase in gas prices, or valuation premium CNX Debt to Equity ($535)

Relative Free Cash Flow Yield

2021E Free Cash Flow Yield(1)


CNX
Appalachia Peers
Top 10 XOP
S&P 500 Sectors
21.8%
10.6%
9.2%
6.6%
6.6%
6.5%
6.3%
6.3%
6.1%
5.9%
5.7%
2.6%
0.4%
(1.6%)
CNX
Appalachia Peers (1)
Communications
Energy
Consumer
Top 10 XOP (2)
Hardware
Software
Financials
Health Care
Industrials
Real Estate
Travel + Transport
Power
CNX 2021E-2026E Average Expected FCF Yield: 26%
Implied CNX share price of ~$35 assuming a 6.5% yield

Source: Public filings, FactSet as of 7/17/2020.
Note: Market data as of 7/17/2020. Free Cash Flow Yield is a non-GAAP measure and defined as (Operating Cash flow – Capex) / Current Market Capitalization; CNX 2021E is based on company projections and pro forma 224.5 million shares outstanding assuming a 0.88 exchange ratio for transaction; all other figures based on broker consensus estimates.
(1) E&P Peers include: AR, COG, EQT, GPOR, RRC, and SWN.
(2) Top 10 XOP include: APA, CLR, COP, CVX, HES, MPC, NBL, PE, PXD, and XOM.

25

Midstream Ownership Firm Transport Position Land Position Low-Cost Structure Allows Business to Work at $2.40 NYMEX Strip Water and Midstream Infrastructure Non-Replicable Business Model Deserves Premium Valuation Our peers have outsourced their midstream services at high costs, reducing their margins CNX’s non-replicable competitive advantages make an attractive investment thesis for potential acquirers and deserves a premium valuation Our peers will have expensive fixed annual obligations on an absolute dollar and per unit basis Significant FCF generation allows us to de-lever even at the low end of the commodity cycle P P P P Our 1.1 million acres have high NRIs, are HBP, and are in the Tier 1 core areas Our peers need to invest hundreds of millions of dollars to replicate our existing gas and water infrastructure P

CNX Enjoys Substantial Upside If the forward gas strip moves up to the consensus estimate of $2.75 NYMEX pricing, CNX’s annual long-term EBITDA and free cash flow would increase by ~$150 million each year Significant amount of upside by allocating the FCF we generate Gas Price Upside Incremental Drilling Upside Cost Improvement Upside CNX has the ability to increase activity and grow production at 20% per year if conditions warrant; significantly increasing our EBITDA as well Free Cash Flows Investment Upside The 7-year forecast does not rely on any additional cost savings or efficiencies The base plan generates a tremendous amount of FCF to either reinvest at attractive returns or reduce share count, creating substantial intrinsic value per share upside P P P P

Flexible FCF Allocation Options Under All Scenarios Flexibility allows us to maximize our intrinsic value per share in any environment High Share Price Low Share Price High Gas Price Low Gas Price Increase D&C activity Accelerate development to grow production Rich land acquisition and M&A environment for a strong company like CNX to create substantial value Allocate FCF between share buybacks and incremental production growth Focus on debt paydown and then share repurchases The company is deleveraging in all four scenarios either through increased EBITDA from higher gas prices or from FCF being used to pay down debt

CNX Presents a Unique Investment Opportunity

~$9.00
Current CNX Share Price

$2.40 NYMEX, No FCF Yield Valuation, but Equity to Debt Conversion Instead	$2.40 NYMEX, 6.5% FCF Yield Valuation Used in Other Industries	$2.75 NYMEX, 6.5% FCF Yield Valuation Used in Other Industries
~$22.00	**~$35.00**	**~$45.00**

Share price upside excludes allocating FCF investments into incremental D&C, share buybacks, and/or acquisitions

Meaningful share price increase in a lower-for-longer macro world even without FCF yield valuation levels; significant upside if CNX starts trading off its FCF at yields similar to other industries

CNX™

29

Flexibility in how we allocate capital Average annual go forward FCF of ~$500 million assuming current $2.40 NYMEX Lowest cost Appalachian E&P Non-replicable business model: Midstream, NRIs, water assets, hedge book, balance sheet, etc… Safety in paying down debt to increase equity value Immense upside in normal or high gas price environment Why Invest in the “New” CNX? Market disconnect provides tremendous opportunity Valuation not reflective of M&A attractiveness to peers who need to de-lever and de-risk their businesses

Appendix

Legacy CNX Shareholders 187.4mm shares Legacy Public CNXM Unitholders 37.1mm shares CNX Acquisition of CNX Midstream Partners CNX Shares CNXM Units 45.4% Interest CNX Midstream Partners LP 89.8mm units outstanding CNX Resources 187.4mm shares outstanding Public Common Unitholders 42.1 mm common units 54.6% Ownership(1) Non-economic GP Interest CNX Resources 224.5mm shares outstanding CNXM (Private) 100% (1) Status quo 54.6% effective ownership represents CNX’s 53.1% LP ownership in CNXM plus additional dilution associated with 3 million Class B Units which convert to common units on January 1, 2022. Status Quo Pro Forma 16.5% Stake 83.5% Stake Merger Transaction 0.88 CNX Shares for each CNXM LP Unit

Non-GAAP Definition Non-GAAP Financial Measures Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX consolidated is defined as EBITDAX after adjusting for the certain discrete items... Although EBIT, EBITDAX, and adjusted EBITDAX consolidated are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX, or adjusted EBITDAX consolidated identically, the presentation here may not be comparable to similarly titled measures of other companies. Adjusted EBITDAX per outstanding share, adjusted net income per outstanding share, and adjusted EBITDAX consolidated, , are not measures of performance calculated in accordance with generally accepted accounting principles. Management believes that these financial measures are useful to an investor in evaluating CNX Resources because (i) analysts utilize these metrics when evaluating company performance and, (ii) given that we have an active share repurchase program, analysts have requested this information as of a recent practicable date, and we want to provide updated information to investors.   Free cash flow is defined as operating cash flow minus capex plus proceeds from asset sales.   Production cash costs include lease operating expense, production ad valorem and other fees, and transportation gathering and compression costs.   Fully burdened cash costs include production cash costs plus Interest, Unused FT and Processing, Idle Rig Fees, Other Cash Income (Expense), less 3rd Party Gathering and Other Operating Revenues. Net Debt is defined as long-term debt less cash and cash equivalents.   CNX is unable to provide a reconciliation of projected financial results contained in this presentation, including Free Cash Flow (FCF), Pro Forma (PF) FCF, adjusted EBITDAX, net debt, fully burdened cash costs and other metrics to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.